EXHIBIT 21.1

                            REGISTRANT'S SUBSIDIARIES

Following is a list of the Registrant's subsidiaries and the state of incorporation or other jurisdiction.

                                                   STATE OF INCORPORATION OR
              NAME OF SUBSIDIARY                      OTHER JURISDICTION
------------------------------------------      --------------------------------

American Banking Company                        State of Georgia
Moultrie Holding Company, Inc.                  State of Delaware
Moultrie Real Estate Holdings, Inc.             State of Delaware
Heritage Community Bank                         State of Georgia
Quitman Holding Company, Inc.                   State of Delaware
Quitman Real Estate Holdings, Inc.              State of Delaware
Bank of Thomas County                           State of Georgia
Thomas Holding Company, Inc.                    State of Delaware
Thomas Real Estate Holdings, Inc.               State of Delaware
Citizens Security Bank                          State of Georgia
Citizens Holding Company, Inc.                  State of Delaware
Citizens Real Estate Holdings, Inc.             State of Delaware
Cairo Banking Company                           State of Georgia
Cairo Holding Company, Inc.                     State of Delaware
Cairo Real Estate Holdings, Inc.                State of Delaware
Southland Bank                                  State of Alabama
Southland Real Estate Holdings, Inc.            State of Alabama
Central Bank & Trust                            State of Georgia
Cordele Holding Company, Inc.                   State of Delaware
Cordele Real Estate Holdings, Inc.              State of Delaware
First National Bank of South Georgia            The Comptroller of the Currency
First National Holding Company, Inc.            State of Delaware
First National Real Estate Holdings, Inc.       State of Delaware
Merchants & Farmers Bank                        State of Georgia
M&F Holding Company, Inc.                       State of Delaware
M&F Real Estate Holdings, Inc.                  State of Delaware

Each subsidiary conducts business under the name listed above.